UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2018

MR. AMAZING LOANS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-55463	90-1069184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 490 Las Vegas, NV	89169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 227-5626

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2018, Investment Evolution Corporation (“IEC”), a wholly owned subsidiary of Mr. Amazing Loans Corporation (“Mr. Amazing Loans”), entered into a professional consulting contract with Paul Mathieson, Mr. Amazing Loans’ President, Chief Executive Officer and sole director (the “November 2018 Consulting Contract”). Pursuant to the terms of the November 2018 Consulting Contract, Mr. Mathieson agreed to provide regulatory and management consulting services as requested by Mr. Amazing Loans and/or IEC, including the hiring and compensation of IEC personnel, interaction with third party service providers and vendors and, as requested by Mr. Amazing Loans, other activities that are designed to assist IEC in conducting business. The term of the November 2018 Consulting Contract begins as of October 1, 2018 and continues indefinitely unless 12 months’ written notice of termination is provided by either party.

In exchange for Mr. Mathieson’s services, Mr. Amazing Loans agreed to pay Mr. Mathieson an annual base salary of $1,200,000, to be paid quarterly in advance. Pursuant to the terms of the November 2018 Consulting Contract, no bonus is to be paid to Mr. Mathieson by Mr. Amazing Loans. Mr. Mathieson will also receive reimbursement for all reasonable expenses incurred for the benefit of IEC, including but not limited to travel expenses for him and his entourage, hotel expenses, communication, security and entertainment expenses.

The foregoing description of the November 2018 Consulting Contract is qualified in its entirety by reference to the November 2018 Consulting Contract, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Professional Consulting Contract dated November 27, 2018 by and between Investment Evolution Corporation and Paul Mathieson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MR. AMAZING LOANS CORPORATION

Date: November 30, 2018	By:	/s/ Paul Mathieson
	Name:	Paul Mathieson
	Title:	President and Chief Executive Officer